UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 3, 2004

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Form 8-K/A amends the Form 8-K of the Registrar dated December 3, 2004, and filed on December 17, 2004 (the “Original Form 8-K”) for the purpose of filing a corrected Execution copy of the Transfer and Servicing Agreement filed as Exhibit 99.2 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.2

Transfer and Servicing Agreement dated as of November 1, 2004, among Aames Mortgage Investment Trust 2004-1, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller, and Deutsche Bank National Trust Company, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:            /s/ Ellen Kiernan

Name: Ellen Kiernan

Title:   Senior Vice President

Dated: December ___, 2004

EXHIBIT INDEX

Exhibit No.

Description

99.2

Transfer and Servicing Agreement dated as of November 1, 2004, among Aames Mortgage Investment Trust 2004-1, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller, and Deutsche Bank National Trust Company, as Indenture Trustee.